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                                                                    EXHIBIT 10.2



                              CERTIFICATE OF MERGER

                                       OF

                          ATRIX ACQUISITION CORPORATION

                                      INTO

                               VIROTEX CORPORATION


     The undersigned corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"),

     DOES HEREBY CERTIFY:

     FIRST: That the name and state of incorporation of each of the constituent corporations of the merger are as follows:

         Name                                 State of Incorporation
         ----                                 ----------------------

         Atrix Acquisition Corporation        Delaware

         ViroTex Corporation                  Delaware

     SECOND: That an Agreement and Plan of Reorganization between Atrix Laboratories, Inc., a Delaware corporation, Atrix Acquisition Corporation, ViroTex Corporation and certain shareholders of ViroTex Corporation as named therein (collectively, the "Parties") has been approved, adopted, certified, executed and acknowledged by Atrix Acquisition Corporation and ViroTex Corporation in accordance with the requirements of Section 251 of the DGCL.

     THIRD: That the name of the surviving corporation of the merger is ViroTex Corporation.

     FOURTH: That the Certificate of Incorporation of ViroTex Corporation shall be amended and restated in the form attached hereto as Exhibit A.

     FIFTH: That the executed Agreement and Plan of Reorganization is on file at the principal place of business of the surviving corporation, a copy of which will be furnished, on request and without charge, to any Stockholder of any constituent corporation. The address of the principal place of business of the surviving corporation is 2579 Midpoint Drive, Fort Collins, Colorado 80525.


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     IN WITNESS WHEREOF, the undersigned has caused this agreement to be duly executed by its authorized officer as of this 24th day of November, 1998.


                              VIROTEX CORPORATION



                              By  /s/ JEFFREY M. SOINSKI
                                  ---------------------------------------------
                                  Jeffrey M. Soinski, President and Chief
                                  Executive Officer







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                                    EXHIBIT A

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

                                       OF

                               VIROTEX CORPORATION


   IT IS HEREBY CERTIFIED THAT,

     A. The present name of the corporation (hereinafter called the "Corporation") is ViroTex Corporation. The name under which the Corporation was originally incorporated is Viro-Tex Corporation, and the date of filing the original certificate of incorporation of the Corporation with the Delaware Secretary of State is May 4, 1988.

     B. The certificate of incorporation of the Corporation, as amended, is hereby amended in its entirety by deleting all of the original Articles and substituting in lieu thereof the new Articles set forth in the Amended and Restated Certificate of Incorporation hereinafter provided for.

     C. The provisions of the certificate of incorporation of the Corporation as heretofore amended, and as herein amended, are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is entitled Amended and Restated Certificate of Incorporation of ViroTex Corporation, without any further amendments other than the amendments herein certified.

     D. The amendments and the restatement of the certificate of incorporation herein certified have been duly adopted by the stockholders in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

     E. The certificate of incorporation of the Corporation, as amended and restated herein, shall at the effective time of this amended and restated certificate of incorporation, read as follows:



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                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

                                       OF

                               VIROTEX CORPORATION

     1. The name of the Corporation is ViroTex Corporation.

     2. The address of its registered office in the State of Delaware is 1013 Centre Road, Wilmington, 19805, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

     3. The nature of the business of the Corporation and the objects or purposes to be transacted, promoted or carried on by it are as follows: To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     4. The total number of shares of all classes of stock that the Corporation is authorized to issue is One Thousand (1,000) shares of Common Stock with a par value of $.001 per share.

     5. The board of directors is expressly authorized to make, alter, or repeal the bylaws of the Corporation.

     6. Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

     7. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.



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     8. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     9. To the fullest extent permitted by Delaware statutory or decisional law, as amended or interpreted, no director of this Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. This Article 9 does not affect the availability of equitable remedies for breach of fiduciary duties.

     IN WITNESS WHEREOF, the undersigned has caused this document to be duly executed by its authorized officer as of this 24th day of November, 1998.

                              VIROTEX CORPORATION



                              By  /s/ JEFFREY M. SOINSKI
                                  ---------------------------------------------
                                  Jeffrey M. Soinski, President and Chief
                                  Executive Officer



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